BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                $305,686,731.00
(B) Total Certificate Balance                                                               $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                          96.00%
    (ii)  Original Class A Principal Balance                                                $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                    6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                           4.00%
    (ii)  Original Class B Principal Balance                                                 $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                    6.70%
(E) Servicing Fee Rate (per annum)                                                                     1.00%
(F) Weighted Average Coupon (WAC)                                                                     12.15%
(G) Weighted Average Original Maturity (WAOM)                                                         60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                         45.97  months
(I) Number of Receivables                                                                            31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of Initial Certificate Balance)                     1.50%
    (ii)  Reserve Fund Initial Deposit                                                        $4,585,300.97
    (iii) Specified Reserve Balance:

          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)

          (b) Percent of Initial Certificate Balance                                                   1.00%
          (c) Percent of Remaining Certificate Balance                                                 3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                         8.00%


                              BANC ONE AUTO GRANTOR                       PAGE 2
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                $216,332,382.39
(B) Total Certificate Balance                                                               $216,332,382.39
(C) Total Certificate Pool Factor                                                                 0.7076931
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                        $207,678,901.35
    (ii) Class A Certificate Pool Factor                                                          0.7076931
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                          $8,653,481.04
    (ii) Class B Certificate Pool Factor                                                          0.7076931
(F) Reserve Fund Balance                                                                       7,660,522.25
(G) Cumulative Net Losses for All Prior Periods                                                4,044,053.46
(H) Charge-off Rate for Second Preceding Period                                                        1.83%
(I) Charge-off Rate for Preceding Period                                                               2.41%
(J) Delinquency Percentage for Second Preceding Period                                                 0.45%
(K) Delinquency Percentage for Preceding Period                                                        0.46%
(L) Weighted Average Coupon (WAC)                                                                     12.120%
(M) Weighted Average Remaining Maturity (WAM)                                                          41.02  months
(N) Number of Receivables                                                                             25,822

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                               10,064,062.30
    (ii)  Prepayments in Full                                                                          0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                               0.00
    (iv)  Other Refunds Related to Principal                                                           0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                 2,433,746.44
    (ii)  Repurchased Loan Proceeds Related to Interest                                                0.00
(C) Weighted Average Coupon (WAC)                                                                     12.11%
(D) Weighted Average Remaining Maturity (WAM)                                                         40.31  months
(E) Remaining Number of Receivables                                                                  25,119

(F) Delinquent Receivables                                  Dollar Amount                           #  Units
                                                            --------------                           --------
    (i)  30-59 Days Delinquent                               3,450,075              1.68%               395
    (ii)  60-89 Days Delinquent                                843,752              0.41%                95
    (iii) 90 Days or More Delinquent                           243,231              0.12%                33


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                31,181.67
(B) Collection Account Investment Income                                                               0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                  669,750.40
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                   634,965.06
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                               34,785.34
    (ii)  Liquidation Proceeds Related to Interest                                                     0.00
    (iii) Recoveries from Prior Month Charge Offs                                                365,134.91


                              BANC ONE AUTO GRANTOR                       PAGE 3
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                 2,433,746.44
(B) Liquidation Proceeds Related to Interest                                                           0.00
(C) Repurchased Loan Proceeds                                                                          0.00
(D) Recoveries from Prior Month Charge Offs                                                      365,134.91
                                                                                             --------------
(E) Interest Collections                                                                       2,798,881.35

Principal Collections:
(F) Principal Payments Received                                                              $10,064,062.30
(G) Liquidation Proceeds Related to Principal                                                     34,785.34
(H) Repurchased Loan Proceeds                                                                          0.00
                                                                                             --------------
(I) Principal Collections                                                                     10,098,847.64

(J) Total Collections                                                                        $12,897,728.99


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                         $180,276.99
    (ii)  Prior Collection Period unpaid Servicing Fees                                                0.00
                                                                                             --------------
    (iii)  Total Servicing Fee                                                                  $180,276.99

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                            $1,133,580.67
    (ii)  Class A prior period Interest Carryover Shortfall                                            0.00
                                                                                             --------------
    (iii)  Class A Interest Distribution                                                      $1,133,580.67
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                               $48,315.27
    (ii)  Class B prior period Interest Carryover Shortfall                                            0.00
                                                                                             --------------
    (iii)  Class B Interest Distribution                                                         $48,315.27

(D) Total Certificate Interest Distribution                                                  $1,181,895.94
(E) Total Certificate Interest Distribution plus Total Servicing Fee                         $1,362,172.92

Principal:
(F) Principal Collections                                                                    $10,098,847.64
(G) Realized Losses                                                                              634,965.06
                                                                                             --------------
(H) Total Monthly Principal                                                                  $10,733,812.70

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                           10,304,451.00
    (ii)  Class A prior period Principal Carryover Shortfall                                           0.00
                                                                                             --------------
    (iii)  Class A Principal Distribution                                                     10,304,451.00
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                              429,361.70
    (ii)  Class B prior period Principal Carryover Shortfall                                           0.00
                                                                                             --------------
    (iii)  Class B Principal Distribution                                                        429,361.70

(K) Total Principal Distribution                                                              10,733,812.70

(L) Total Interest and Principal Distribution Amounts                                         12,095,985.62
       plus Servicing Fee


                              BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                       2,798,881.35
(B)  Class B Percentage of Principal Collections                                                                   403,962.55
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                      180,276.99
    (ii)  Servicing Fee paid                                                                                       180,276.99
                                                                                                               --------------
    (iii)  Unpaid Servicing Fee                                                                                          0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                              2,618,604.36
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                         1,133,580.67
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                      1,133,580.67
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                         1,485,023.69
    (iv)   Class A Interest Distribution remaining to be paid                                                            0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                           0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                            0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                          0.00
    (viii) Class A Interest Carryover Shortfall                                                                          0.00
    (ix)   Class A Interest Distribution paid                                                                    1,133,580.67

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                             48,315.27
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution          48,315.27
    (iii) Total Interest Collections available after Class B Interest Distribution paid                          1,436,708.43
    (iv)  Class B Interest Distribution remaining to be paid                                                             0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class B Interest Carryover Shortfall                                                                           0.00
    (vii) Class B Interest Distribution paid                                                                        48,315.27

(G) Total Interest Paid                                                                                          1,181,895.94
(H) Total Interest and Servicing Fee Paid                                                                        1,362,172.92
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid  1,436,708.43

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                 10,098,847.64
(K) Excess Interest                                                                                              1,436,708.43
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                         0.00
(M) Total Collections available to be distributed as principal                                                  11,535,556.07

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                        10,304,451.00
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                10,304,451.00
    (iii) Total Collections available after Class A Principal Distribution paid                                  1,231,105.07
    (iv)  Class A Principal Distribution remaining to be paid                                                            0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                          0.00
    (vi)  Class A Principal Carryover Shortfall                                                                          0.00
    (vii) Total Class A Principal Distribution paid                                                             10,304,451.00

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                           429,361.70
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                   429,361.70
    (iii) Total Collections available after Class B Principal Distribution paid                                    801,743.37
    (iv)  Class B Principal Distribution remaining to be paid                                                            0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                          0.00
    (vi)  Class B Principal Carryover Shortfall                                                                          0.00
    (vii) Total Class B Principal Distribution paid                                                                429,361.70

(P)  Total Excess Cash to the Reserve Fund                                                                         801,743.37


                              BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                            Beginning              End
                                                                            of Period            of Period
                                                                        ----------------       --------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                            $216,332,382.39         $205,598,569.69
    (ii)   Aggregate Certificate Pool Factor                                  0.7076931               0.6725793
    (iii)  Class A Principal Balance                                     207,678,901.35          197,374,450.35
    (iv)   Class A Pool Factor                                                0.7076931               0.6725793
    (v)    Class B Principal Balance                                       8,653,481.04            8,224,119.34
    (vi)   Class B Pool Factor                                                0.7076931               0.6725793

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                           12.12%                  12.11%
    (ii)  Weighted Average Remaining Maturity (WAM)                               41.02 months            40.31  months
    (iii) Remaining Number of Receivables                                        25,822                  25,119
    (iv)  Pool Balance                                                  $216,332,382.39         $205,598,569.69

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                              7,660,522.25
(B) Less: Draw to pay Class A Interest Distribution                                                        0.00
(C) Reserve Account Balance after draw                                                             7,660,522.25
(D) Less: Draw to pay Class B Interest Distribution                                                        0.00
(E) Reserve Account Balance after draw                                                             7,660,522.25
(F) Less: Draw to pay Class A Principal Distribution                                                       0.00
(G) Reserve Account Balance after draw                                                             7,660,522.25
(H) Less: Draw to pay Class B Principal Distribution                                                       0.00
(I) Reserve Account Balance after draw                                                             7,660,522.25
(J) Total excess Collections deposited in the Reserve Fund                                           801,743.37
                                                                                              -----------------
(K) Reserve Fund Balance                                                                           8,462,265.62
(L) Specified Reserve Account Balance                                                             16,447,885.58
(M) Reserve Account Release to Seller                                                                      0.00
                                                                                              -----------------
(N) Ending Reserve Account Balance                                                                 8,462,265.62
                                                                                              =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                      $34,785.34
    (ii)  Liquidation Proceeds Related to Interest                                                                             0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  365,134.91
(B) Realized Net Losses for Collection Period                                                                            634,965.06
(C) Charge-off Rate for Collection Period (annualized)                                                                         1.53%
(D) Cumulative Aggregate Net Losses for all Periods                                                                    4,679,018.52

(E) Delinquent Receivables
                                                       Dollar Amount                        #  Units
                                                      --------------                        --------
    (i)  30-59 Days Delinquent                           3,450,075          1.68%              395
    (ii)  60-89 Days Delinquent                            843,752          0.41%               95
    (iii) 90 Days or More Delinquent                       243,231          0.12%               33


                              BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                       1.83%
    (ii)  Preceding Collection Period                                                              2.41%
    (iii) Current Collection Period                                                                1.53%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                      1.92%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                       0.45%
    (ii)  Preceding Collection Period                                                              0.46%
    (iii) Current Collection Period                                                                0.53%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                      0.48%

(C) Loss and Delinquency Trigger Indicator                                       Trigger was hit

                              BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                            Per $1,000 of
                                                                                                           Original Principal
(A)  Amount of distribution allocable to principal:                                 Dollars ($)                  Balance
                                                                                 ---------------          --------------------
    (i)    Class A Certificates                                                  10,304,451.00                  35.1137672
    (ii)   Class B Certificates                                                     429,361.70                  35.1137672

                                                                                                            Per $1,000 of
                                                                                                           Original Principal
(B)  Amount of distribution allocable to interest:                                  Dollars ($)                 Balance
                                                                                 ---------------          --------------------
    (i)    Class A Certificates                                                   1,133,580.67                  3.8628247
    (ii)   Class B Certificates                                                      48,315.27                  3.9512866

(C)  Pool Balance as of the close of business on the last day of the
      Collection Period                                                        $205,598,569.69

                                                                               ----------------
                                                                                                            Per $1,000 of
                                                                                                           Original Balance
(D)  Amount of the Servicing Fee paid to the Servicer with respect                  Dollars ($)                 Balance
          to the related Collection Period                                        -------------          --------------------
    (i)     Total Servicing Fee                                                     180,276.99
    (ii)    Class A Percentage of the Servicing Fee                                 173,065.75                  0.5897442
    (iii)   Class B Percentage of the Servicing Fee                                   7,211.23                  0.5897442

                                                                                                            Per $1,000 of
                                                                                                           Original Balance
                                                                                    Dollars ($)                  Balance
                                                                                  -------------          --------------------
(E)   (i)    Class A Interest Carryover Shortfall                                        0.00                  0.0000000
      (ii)   Class A Principal Carryover Shortfall                                       0.00                  0.0000000
      (iii)  Class B Interest Carryover Shortfall                                        0.00                  0.0000000
      (iv)   Class B Principal Carryover Shortfall                                       0.00                  0.0000000

      Change with respect to immediately preceding Distribution Date:
      (v)    Class A Interest Carryover Shortfall                                        0.00                  0.0000000
      (vi)   Class A Principal Carryover Shortfall                                       0.00                  0.0000000
      (vii)  Class B Interest Carryover Shortfall                                        0.00                  0.0000000
      (viii) Class B Principal Carryover Shortfall                                       0.00                  0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated to principal
                                                                                                               Pool Factor
                                                                                                               -----------
    (i)    Class A Pool Factor                                                                                  0.6725793
    (ii)   Class B Pool Factor                                                                                  0.6725793

(G) Amount of the aggregate Realized Losses, if any, for such
       Collection Period ($)                                                       $634,965.06
                                                                                   -----------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
            Collection Period                                                    $1,086,982.92

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date              $8,462,265.62
                                                                                 -------------

(J)  Aggregate outstanding principal balances for each class of certificates,
       after giving effect to all payments allocated to principal                                             Principal Balance
                                                                                                              -----------------
    (i)    Class A Principal Balance                                                                            197,374,450.35
    (ii)   Class B Principal Balance                                                                              8,224,119.34

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders
       on such Distribution Date                                                         $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
       Period ($)                                                                        $0.00
                                                                                   ------------

                              BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD JANUARY 1, 1997 THROUGH JANUARY 31, 1997
                       DISTRIBUTION DATE FEBRUARY 17, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:
(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                           $180,276.99
     (ii)  Servicing Fees retained by the Seller                                   180,276.99
                                                                                  ------------
     (iii) Servicing Fees to be distributed to the Seller on the
             Distribution Date (i-ii)                                                                    $0.00
                                                                                                   ------------

(B) Withdraw from the Collection Account and deposit in the
      Class A Distribution Account:
      (i)    for the Class A Interest Distribution                              $1,133,580.67
      (ii)   for the Class A Principal Distribution                             10,304,451.00
                                                                                -------------
      (iii)  Total (i+ii)                                                                        $11,438,031.67
                                                                                                 --------------
(C) Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
       (i)   for the Class B Interest Distribution                                 $48,315.27
       (ii)  for the Class B Principal Distribution                                429,361.70
                                                                                -------------
       (iii) Total (i+ii)                                                                          $477,676.97
                                                                                                   -----------

(D)  Withdraw excess Collections from the Collection Account and
        deposit in the Reserve Fund                                                                $801,743.37
                                                                                                   -----------
(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
       Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B
            Percentage of Principal Collections                                                         $0.00


     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                        0.00
                                                                                                   -----------
     (iii)  Total                                                                                        $0.00
                                                                                                   -----------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
      Account:

     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of the
            Class A Interest Distribution                                                                                     $0.00
                                                                                                                            -------
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
             B Interest Distribution, and the Class A Principal Distribution                                                  0.00
                                                                                                                            -------
     (iii)  Total                                                                                                            $0.00
                                                                                                                            -------